Exhibit 13.1

CALTIER REALTY Home About Us The Funds Our Projects Contact Us REG A+ TIER II FUND Offering domestic and international capital from non-accredited and accredited partners access to a portfolio of select multi-family properties for value-addition and repositions achieving steady rental cashflows and significant upside due to improved property room, amenities and management CONTACT US QOZ PROJECT FUNDS Offering qualified opportunity fund investment opportunities in designated opportunity zone residential, commercial and mixed-use development projects providing tax benefits to investors as a strategy for our partners to reinvest capital gains CONTACT US DIRECT ACQUISTION FUNDS Offering equity interest opportunities to accredited investor partners in cash flowing multi-family assets benefiting from value-add improvements in low vacancy neighborhoods. As part of our strategy, we partner with best in class operators and select from off-market institutional level assets available from our network.

CALTIER REALTY Home About Us The Funds Our Projects Contact Us © 2019 CalTierRealty, LLC THE COMPANY IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. This information is for illustration and discussion purposes only. It is not intended to be, nor should it be construed or used as investment, tax, or financial advice, any recommendation, or an offer to sell, or a solicitation of any offer to buy, an interest in any security, including an interest in this company or in any other investment or project managed or advised by CalTier Realty LLC. Any offer or solicitation of an investment may be made only by delivery of the CalTier Realty, LLC’s confidential offering documents (collectively, the "Offering Documents") to accredited and/or sophisticated investors. Prospective investors should review carefully and rely solely on the Offering Documents in making any investment decision. Targeted returns discussed in this presentation are used for measurement or comparison purposes and only as a guideline for prospective investors to evaluate CalTier Realty, LLC’s business plan. Targeted returns should be evaluated over the time period indicated and not over shorter periods. No representation is made that CalTier Realty, LLC will or is likely to achieve its objectives, that CalTier Realty, LLC’s business plan will be successful, or that an investor in CalTier Realty, LLC will or is likely to achieve results comparable to those shown or will make any pro t or will not suffer losses or loss of principal. An investment in CalTier Realty, LLC involves risks, as disclosed in the offering docs. Forward looking statement: THIS WEBSITE INCLUDES OR MAY INCLUDE CERTAIN STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY. SUCH STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS REFLECT VARIOUS ASSUMPTIONS OF THE MANAGER THAT MAY OR MAY NOT PROVE TO BE CORRECT OR THAT MAY INVOLVE VARIOUS UNCERTAINTIES. NO REPRESENTATION IS MADE, AND NO ASSURANCE CAN BE GIVEN, THAT THE COMPANY CAN OR WILL ATTAIN THE MANAGER’S PROJECTED RESULTS.ACTUAL RESULTS MAY VARY, PERHAPS MATERIALLY, FROM SUCH PROJECTIONS. PLEASE SEE OUR TERMS OF USE & PRIVACY POLICY

Home About Us The Funds Our Projects Contact Us CALTIIER REALTY A Real Estate Acquisition & Fund Management Company Our strategy is to invest in commercial and institutional grade real estate assets across the United States. Our focus is to provide real estate investment opportunities to direct, crowdfunded and institutional partners. Learn More Our objective is to provide strong returns and continuing growth in capital value for our partners. ONE PLATFORM FOR ALL Direct Acquisition Institutional grade off-market opportunities for equity ownership managed by best in class operators Crowdfunding Investment platform offering real estate opportunities to accredited and nonaccredited persons around the globe Opportunity Zone Qualified investment opportunities consisting of existing and ground up projects for individual tax benefit Learn More Learn More Learn More

CALTIER REALTY

Home About Us The Funds Our Projects Contact Us

Focus on Value-Add and Ground Up Multi Family Assets throughout the United States

Commercial, Hospitality, P3 and other high yield assets balance overall portfolio risk and sub-market volatility

Our Projects





OUR PARTNERS

Nationally Recognized Real Estate Acquisition Companies & Best in Class Operators Offering Off-Market Institutional Grade Assets

About Us

S/B

Sundance Bay is a real estate private equity firm that specializes in multifamily investing, net lease investing and debt lending nationwide. They provide asset class and geographic diversification for our investors, while maintaining discipline and focus with a team of dedicated investment professionals.

★★★★★

Manhattan Street Capital is the premier online fundraising platform that helps companies to make their IPO, and raise capital, using Direct Listings, Regulation A+ and Regulation D, Regulation S and also to make STO or Blockchain offerings that use Reg A+ or Reg D to be legitimate securities offerings.

★★★★★

crowdcheck

CrowdCheck delivers due diligence, disclosure and compliance services for online capital formation. Satisfying due diligence obligations, protecting from liability and providing investors with clear and easy methods to understand information about investment opportunities on our platform

★★★★★

CONTACT US

6540 Lusk Blvd C240
San Diego, CA 92121
info@caltierrealty.com
+1 (619) 344-0291

CALTIER REALTY

Home About Us The Funds Our Projects Contact Us


CalTierRealty, LLC
Lusk Blvd
SORRENTO VALLEY
Mira Mesa Blvd
Sorrento Valley Rd
Carroll Canyon Rd
Google
500 m
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© 2019 CalTierRealty, LLC | THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. This information is for illustration and discussion purposes only. It is not intended to be, nor should it be construed or used as investment, tax, or financial advice, any recommendation, or an offer to sell, or a solicitation of any offer to buy, an interest in any security, including an interest in this company or in any other investment or project managed or advised by CalTier Realty LLC. Any offer or solicitation of an investment may be made only by delivery of the CalTier Realty, LLC's confidential offering documents (collectively, the "Offering Documents") to accredited and/or sophisticated investors. Prospective investors should review carefully and rely solely on the Offering Documents in making any investment decision. Targeted returns discussed in this presentation are used for measurement or comparison purposes and only as a guideline for prospective investors to evaluate CalTier Realty, LLC's business plan. Targeted returns should be evaluated over the time period indicated and not over shorter periods. No representation is made that CalTier Realty, LLC will or is likely to achieve its objectives, that CalTier Realty, LLC's business plan will be successful, or that an investor in CalTier Realty, LLC will or is likely to achieve results comparable to those shown or will make any profit or will not suffer losses or loss of principal. An investment in CalTier Realty, LLC involves risks, as disclosed in the offering docs. Forward looking statement: THIS WEBSITE INCLUDES OR MAY INCLUDE CERTAIN STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY. SUCH STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS REFLECT VARIOUS ASSUMPTIONS OF THE MANAGER THAT MAY OR MAY NOT PROVE TO BE CORRECT OR THAT MAY INVOLVE VARIOUS UNCERTAINTIES. NO REPRESENTATION IS MADE, AND NO ASSURANCE CAN BE GIVEN, THAT THE COMPANY CAN OR WILL ATTAIN THE MANAGER'S PROJECTED RESULTS.ACTUAL RESULTS MAY VARY, PERHAPS MATERIALLY, FROM SUCH PROJECTIONS.

PLEASE SEE OUR TERMS OF USE & PRIVACY POLICY

Home About Us The Funds Our Projects Contact Us Meet The Team CalTier Realty, LLC is a multidisciplinary real estate acquisition & fund management company based in San Diego, California. The company invests directly into commercial real estate and with chosen successful real estate companies within our network. Our focus is to provide our domestic and international investor partners with strong income and returns. Our portfolio includes institutional grade value-add acquisition, ground-up development and opportunity zone projects available to accredited, non-accredited and international partners. Matt Belcher Managing Principal Travis Hook Managing Principal Parker Smith Managing Principal Brandon Burns Director, Capital Markets Stephanie Sy Managing Principal Ian Marksbury Director, Asset Management Catherine Nguyen Director, Digital Strategy & Marketing Kuntal Warwick Global Public Relations & Strategy Strategic Partners

Home About Us The Funds Our Projects Contact Us Rod Turner Manhattan Street Capital C O N TA C T U S We'd love to hear from you Send us a message Find us on LinkedIn +1 (619) 344-0291 © 2019 CalTierRealty, LLC| THE COMPANY IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. This information is for illustration and discussion purposes only. It is not intended to be, nor should it be construed or used as investment, tax, or financial advice, any recommendation, or an offer to sell, or a solicitation of any offer to buy, an interest in any security, including an interest in this company or in any other investment or project managed or advised by CalTier Realty LLC. Any offer or solicitation of an investment may be made only by delivery of the CalTier Realty, LLC’s confidential offering documents (collectively, the "Offering Documents") to accredited and/or sophisticated investors. Prospective investors should review carefully and rely solely on the Offering Documents in making any investment decision. Targeted returns discussed in this presentation are used for measurement or comparison purposes and only as a guideline for prospective investors to evaluate CalTier Realty, LLC’s business plan. Targeted returns should be evaluated over the time period indicated and not over shorter periods. No representation is made that CalTier Realty, LLC will or is likely to achieve its objectives, that CalTier Realty, LLC’s business plan will be successful, or that an investor in CalTier Realty, LLC will or is likely to achieve results comparable to those shown or will make any profit or will not suffer losses or loss of principal. An investment in CalTier Realty, LLC involves risks, as disclosed in the offering docs. Forward looking statement: THIS WEBSITE INCLUDES OR MAY INCLUDE CERTAIN STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY. SUCH STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS REFLECT VARIOUS ASSUMPTIONS OF THE MANAGER THAT MAY OR MAY NOT PROVE TO BE CORRECT OR THAT MAY INVOLVE VARIOUS UNCERTAINTIES. NO REPRESENTATION IS MADE, AND NO ASSURANCE CAN BE GIVEN, THAT THE COMPANY CAN OR WILL ATTAIN THE MANAGER’S PROJECTED RESULTS.ACTUAL RESULTS MAY VARY, PERHAPS MATERIALLY, FROM SUCH PROJECTIONS. PLEASE SEE OUR TERMS OF USE & PRIVACY POLICY

Home About Us The Funds Our Projects Contact Us CONTACT US Name Email Phone Number Message * Fund, Project or Other Submit 6540 Lusk Blvd C240 San Diego, CA 92121 info@caltierrealty.com +1 (619) 344-0291

Home About Us The Funds Our Projects Contact Us CALTIER REALTY PROJECTS CONTACT US About Our Latest Offerings +1 (619) 344-0291 Find us on LinkedIn © 2019 CalTierRealty, LLC| THE COMPANY IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. This information is for illustration and discussion purposes only. It is not intended to be, nor should it be construed or used as investment, tax, or financial advice, any recommendation, or an offer to sell, or a solicitation of any offer to buy, an interest in any security, including an interest in this company or in any other investment or project managed or advised by CalTier Realty LLC. Any offer or solicitation of an investment may be made only by delivery of the CalTier Realty, LLC’s confidential offering documents (collectively, the "Offering Documents") to accredited and/or sophisticated investors. Prospective investors should review carefully and rely solely on the Offering Documents in making any investment decision. Targeted returns discussed in this presentation are used for measurement or comparison purposes and only as a guideline for prospective investors to evaluate CalTier Realty, LLC’s business plan. Targeted returns should be evaluated over the time period indicated and not over shorter periods. No representation is made that CalTier Realty, LLC will or is likely to achieve its objectives, that CalTier Realty, LLC’s business plan will be successful, or that an investor in CalTier Realty, LLC will or is likely to achieve results comparable to those shown or will make any profit or will not suffer losses or loss of principal. An investment in CalTier Realty, LLC involves risks, as disclosed in the offering docs. Forward looking statement: THIS WEBSITE INCLUDES OR MAY INCLUDE CERTAIN STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY. SUCH STATEMENTS, ESTIMATES, AND FORWARD-LOOKING PROJECTIONS REFLECT VARIOUS ASSUMPTIONS OF THE MANAGER THAT MAY OR MAY NOT PROVE TO BE CORRECT OR THAT MAY INVOLVE VARIOUS UNCERTAINTIES. NO REPRESENTATION IS MADE, AND NO ASSURANCE CAN BE GIVEN, THAT THE COMPANY CAN OR WILL ATTAIN THE MANAGER’S PROJECTED RESULTS.ACTUAL RESULTS MAY VARY, PERHAPS MATERIALLY, FROM SUCH PROJECTIONS. PLEASE SEE OUR TERMS OF USE & PRIVACY POLICY Solano Vista Glendale, AZ Multi-Family Value Add Direct Acquisition BROAD + NOBLE Philadelphia, PA Mixed-Use Development Qualified Opportunity Zone SUMMERLYN Killeen, TX Multi-Family Value Add Direct Acquisition